SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

     [X]  Preliminary Proxy Statement
     [  ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
     [  ] Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    Summit Mutual Funds, Inc.
                    -------------------------
         (Name of Registrant as Specified in its Charter)


	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

     [X]  No fee required
     [  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

          1) Title of Each class of securities to which transaction applies:

     __________________________________________________________

          (2) Aggregate number of securities to which transaction applies:

     __________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________

          (4) Proposed maximum aggregate value of transaction:
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     [  ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
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         (3) Filing Party:
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         (4) Date Filed:
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
                    SUMMIT MUTUAL FUNDS, INC.

                         October 15, 2001


Dear Variable Contract Owner:

     The attached proxy statement relates to a special meeting of shareholders of Summit Mutual Funds, Inc. (the "Company"). The Company offers shares of both the "Summit Pinnacle Series"
(7 separate investment portfolios referred to as "Portfolios") and shares of the "Summit Apex Series" (14 separate investment portfolios referred to as "Funds"). The Funds' shares are offered to retail and institutional investors and the Portfolios' shares are offered only to life insurance companies to fund variable annuity and variable life insurance contracts. Although you are not a shareholder of the Funds or Portfolios, because you have contract values allocated to one or more of the Portfolios, you have the right to instruct your insurance company how to vote Portfolio shares attributable to your variable contract on matters affecting any such Portfolio which are considered at a shareholders meeting of the Company.

     The attached proxy statement seeks:
     * the election of nine directors to the Board of Directors of the Company;
     * the ratification or rejection of the appointment of the firm of Deloitte & Touche LLP as independent accountants for the Company's current fiscal year;
     * the approval of an amendment to the Company's Articles of Incorporation to permit the Board of Directors of the Company, without the approval of shareholders, to effect, from time to time, a stock split or reverse stock split for any of the Portfolios or Funds that could affect relative voting power of shares in matters requiring a Company-wide vote;
     * the approval of an amendment to the investment advisory agreement for each of the Portfolios and Funds;
     * the approval of an amendment to certain fundamental investment restrictions for each of the Portfolios and each of the Funds, other than the Money Market Fund, that would permit those Funds and Portfolios to lend securities held in their investment portfolios in amounts of up to 33 1/3% of their assets; and
     * the approval of an amendment to certain fundamental investment restrictions for each of the S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Zenith and Bond Portfolios to permit them to mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any of its portfolio securities within its borrowing limitations.

     The proposed amendments to the investment advisory agreement that affect the Portfolios include eliminating the reduction in the investment advisory fees paid by the Zenith Portfolio and Bond Portfolio when their asset levels grow beyond certain specified asset levels (i.e., "breakpoints"). This would eliminate the possibility that the advisory fee of either of those Portfolios would be reduced if its assets grow, or increased if its assets decline. The proposed amendments would have no impact on the current investment advisory fee rate paid by those Portfolios.

     The proposed amendments to the investment advisory agreement would also eliminate certain administrative responsibilities enumerated in each Portfolio's advisory agreement to be included in a separate administrative services agreement between the Company and the investment adviser, Summit Investment Partners, Inc. (the "Adviser"). The charges for this separate administration agreement (0.10% of average daily net assets on an annual basis, reduced to 0.05% by a twelve-month noncancellable waiver for the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, EAFE International Index, Lehman Aggregate Bond Index and Balanced Index Portfolios) would be the reason expenses would be increased.

     The proposed amendments to certain fundamental investment restrictions would permit each Portfolio to engage in securities lending up to 33 1/3% of the value of its assets and permit each of the S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Zenith and Bond Portfolios to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds within its borrowing limitations.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR
EACH PROPOSAL. The Board of Directors believes that the revised investment advisory fee schedule for the Zenith and Bond
Portfolios more accurately reflects the actual cost to the Adviser of managing those Portfolios and positions those Portfolios comparably with their peers, most of which do not have breakpoints in their advisory fee schedules.

     Further, the Board believes that the elimination of certain administrative responsibilities enumerated in the investment advisory agreement will better reflect the advisory responsibilities and duties expected under such agreements. The increase in the expenses of the Portfolios provides greater revenues to the Adviser, and the Board expects those additional revenues to permit the Adviser to remain competitive in attracting and retaining key personnel and to modernize and keep pace with advances in communications and other technology in a way that will be beneficial to shareholders and variable contract owners. The Board also regards the proposed amendments to certain fundamental investment restrictions as affording each affected Portfolio greater investment flexibility to respond to changes in the markets and helping to reduce any competitive disadvantage against other mutual funds which already act with the investment authority sought here.

     Finally, the Board deems the ability of the Company to declare stock splits or reverse stock splits from time to time, including a currently contemplated 1-for-5 reverse stock split for each Portfolio, to be in the best interest of its shareholders. The attached proxy materials provide more information about these proposals. After reviewing those materials, please complete, date, and sign your proxy card and return it in the enclosed postage prepaid envelope today.


                              Very truly yours,

                              /s/ Steven R. Sutermeister

                              Steven R. Sutermeister
                              President
                              Summit Mutual Funds, Inc.

                    SUMMIT MUTUAL FUNDS, INC.

                        October 15, 2001


Dear Shareholder:

     The attached proxy statement relates to a special meeting of shareholders of Summit Mutual Funds, Inc. (the "Company"). The Company offers shares of both the "Summit Apex Series"
(14 separate investment portfolios referred to as "Funds") and the "Summit Pinnacle Series" (7 separate investment portfolios referred to as "Portfolios"). The Funds' shares are offered to retail and institutional investors and the Portfolios' shares are offered only to life insurance companies to fund variable annuity and variable life insurance contracts. As a shareholder of one or more of the Funds, you have the right to vote your shares on those matters affecting your Fund(s) which are considered at a shareholders meeting of the Company.

     The attached proxy statement seeks:
     * the election of nine directors to the Board of Directors of the Company;
     * the ratification or rejection of the appointment of the firm of Deloitte & Touche LLP as independent accountants for the Company's current fiscal year;
     * the approval of an amendment to the Company's Articles of Incorporation to permit the Board of Directors of the Company, without the approval of shareholders, to effect, from time to time, a stock split or reverse stock split for any of the Portfolios or Funds that could affect relative voting power of shares in matters requiring a Company-wide vote;
     * the approval of an amendment to the investment advisory agreement for each of the Funds and Portfolios;
     * the approval of amendments to certain fundamental investment restrictions for each of the Portfolios and each of the Funds, other than the Money Market Fund, that would permit those Funds and Portfolios to lend securities held in their investment portfolios in amounts of up to 33 1/3% of their assets; and
     * The approval of an amendment to the fundamental investment restrictions of the High Yield Bond Fund to change its status from diversified to non-diversified.

     The proposed amendments to the investment advisory agreement that affect the Funds include eliminating the reduction in the investment advisory fees paid by the Everest Fund and Bond Fund when their asset levels grow beyond certain specified asset levels (i.e., "breakpoints"). This would eliminate the possibility that the advisory fee of either of those Funds would be reduced if its assets grow, or increased if its assets decline. The proposed amendments would have no impact on the current investment advisory fee rate paid by those Funds.

     The proposed amendments to the investment advisory agreement would also eliminate certain administrative responsibilities enumerated in each Fund's advisory agreement to be included in a separate administrative services agreement between the Company and the investment adviser, Summit Investment Partners, Inc. (the "Adviser"). The charges for this separate administrative agreement (0.10% of average daily net assets on an annual basis, reduced to 0.05% by a twelve-month noncancellable waiver for the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, EAFE International Index, Balanced Index, Lehman Aggregate Bond Index, Total Social Impact and Money Market Funds) would be the reason the Funds' expenses would be increased.

     The proposed amendments to certain fundamental investment restrictions would permit each of the Funds other than the Money Market Fund to engage in securities lending up to 33 1/3% of the value of its assets and change the status of the High Yield Bond Fund from diversified to non-diversified.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH PROPOSAL. The Board of Directors believes that the revised investment advisory fee schedule for the Everest and Bond Funds more accurately reflects the actual cost to the Adviser of managing those Funds.

     Further, the Board believes that the elimination of certain administrative responsibilities enumerated in the investment advisory agreement will better reflect the advisory responsibilities and duties expected under such agreements. The increase in the expenses of the Funds provides greater revenues to the Adviser, and the Board expects those additional revenues to permit the Adviser to remain competitive in attracting and retaining key personnel and to modernize and keep pace with advances in communications and other technology in a way that will be beneficial to shareholders and variable contract owners. The Board also regards the proposed amendments to certain fundamental investment restrictions as affording each affected Fund greater investment flexibility to respond to changes in the markets and helping to reduce any competitive disadvantage against other mutual funds which already act with the investment authority sought here.

     Finally, the Board deems the ability of the Company to declare stock splits or reverse stock splits from time to time, including a contemplated 1-for-5 reverse stock split for each Fund other than the Money Market Fund, to be in the best interest of its shareholders. The attached proxy materials provide more information about these proposals. After reviewing those materials, please complete, date, and sign your proxy card and return it in the enclosed postage prepaid envelope today.


                              Very truly yours,

                              /s/ Steven R. Sutermeister

                              Steven R. Sutermeister
                              President
                              Summit Mutual Funds, Inc.

                    SUMMIT MUTUAL FUNDS, INC.

                            NOTICE OF
                 SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 9, 2001

To The Shareholders:

     A special meeting of shareholders of each Fund and Portfolio of Summit Mutual Funds, Inc. (the "Company") will be held on Friday, November 9, 2001, at 8:30 a.m., Eastern Time, at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202, for the following purposes:

     (1) To elect a slate of nine directors to the Board of Directors of the Company;

     (2) To ratify or reject the appointment of the firm Deloitte
         & Touche LLP as independent accountants for the Company's current fiscal year;

     (3) To approve an amendment to the Company's Articles of Incorporation to permit the Board of Directors of the Company, without shareholder approval, to effect from time to time, a stock split or reverse stock split for any of the Summit Pinnacle Series Portfolios or any of the Summit Apex Series Funds that could affect relative voting power of shares in matters requiring a Company-wide vote;

     (4) To approve an amendment to the investment advisory agreement to eliminate certain administrative responsibilities enumerated in each Fund's and Portfolio's investment advisory agreement and include those responsibilities in a separate administrative services agreement between the Company and the investment adviser, Summit Investment Partners, Inc.;

     (5) To approve an amendment to the investment advisory agreement to eliminate the reduction in the investment advisory fees paid by

         (a) the Everest Fund,
         (b) the Bond Fund,
         (c) the Zenith Portfolio and
         (d) the Bond Portfolio

          when asset levels grow beyond certain specified asset levels (i.e., breakpoints);

     (6) To approve an amendment to the fundamental investment restrictions to permit each Portfolio and each Fund other than the Money Market Fund to engage in securities lending up to 33 1/3% of the value of that Portfolio's or Fund's total assets;

     (7) To approve an amendment to the fundamental investment restrictions of

         (a) the S&P 500 Index Portfolio,
         (b) the S&P MidCap 400 Index Portfolio,
         (c) the Balanced Index Portfolio,
         (d) the Zenith Portfolio and
         (e) the Bond Portfolio

         to permit each to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by those Portfolios;

     (8) To approve an amendment to the fundamental investment restrictions of the High Yield Bond Fund to change its status from diversified to non-diversified; and

     (9) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund as of 2:00 p.m., Eastern Time, October 1, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON NOVEMBER 6, 2001.


                         By Order of the Board of Directors,


                         John F. Labmeier
                         Secretary
                         Summit Mutual Funds, Inc.
October 15, 2001
Cincinnati, Ohio
 ___________________________________________________
|                                                   |
|               YOUR VOTE IS IMPORTANT              |
|         NO MATTER HOW MANY SHARES YOU OWN         |
|                                                   |
|  Please indicate your voting instructions on the  |
|  enclosed proxy card, sign and date the card, and |
|  return it in the envelope provided.  We ask your |
|  cooperation in returning your proxy card promptly|
|  partnerships are signed by the appropriate       |
|  person(s) as indicated in the voting instructions|
|  on the proxy card, they will not be voted.       |
|___________________________________________________|

                   SUMMIT MUTUAL FUNDS, INC.

                   312 Elm Street, Suite 2525
                     Cincinnati, Ohio 45202
                   (Toll Free) 1-877-546-3863
                           ___________

                         PROXY STATEMENT

                 Special Meeting of Shareholders
                        November 9, 2001
                           ___________

                       VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of Summit Mutual Funds, Inc. (the "Company") in connection with the solicitation of proxies from shareholders of the Company by the Board of Directors of the Company (the "Board") for use at a special meeting of shareholders of the Company to be held on Friday, November 9, 2001, at 8:30 a.m., Eastern Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will be mailed to shareholders on or about October 15, 2001.

     Proxy Procedures. The Board has fixed 2:00 p.m., Eastern Time, on October 1, 2001 as the record date. A majority of the shares outstanding of each of the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, EAFE International Index, Total Social Impact, Balanced Index, Lehman Aggregate Bond Index, Everest, Bond, Short-term Government, Money Market, High Yield Bond and Emerging Markets Bond Funds of the Summit Apex Series (the "Funds") and the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, Balanced Index, Zenith and Bond Portfolios of the Summit Pinnacle Series (the "Portfolios"), represented in person or by proxy, must be present for the transaction of business for a particular Fund or Portfolio at the Meeting. Not all the Funds and Portfolios will be affected by all the proposals. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal in opposition of such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such an adjournment if a quorum is present, sufficient votes have been received, and it is otherwise appropriate.

     Each outstanding full share of the relevant Fund or Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a proposal is not approved by the requisite vote of shareholders of the relevant Fund or Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or adjournment of the Meeting. Accordingly, abstentions effectively will be a vote against adjournment or against a proposal. Abstentions will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Please note that the shares of the 14 Funds of the Summit Apex Series, in addition to being offered to institutional and retail investors without a sales charge, are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts. It is anticipated that Union Central will have voting control of the Company and could consequently make fundamental and substantial changes (such as electing a new Board, changing the investment advisor or advisory fee for the Funds, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders. Union Central cannot, however, control any vote on a proposal that applies only to one or more of the Portfolios (such as investment advisory contract changes for the Portfolios) because it will vote all shares of those Portfolios that it holds (whether for its own account, or on behalf of its variable contract owners) in proportion to the voting instructions it receives from variable contract owners with values allocated to separate accounts investing in the Portfolios. If the votes of the Portfolios were different from those of the Company as a whole on proposals one to three below, the Meeting may be adjourned to permit resolution by the current Board of the appropriate action, if any, to be taken.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact, by 4:00 p.m., Eastern Time, on November 6, 2001. If you sign, date and return the proxy card, but give no voting instructions with respect to a proposal, your shares will be voted in favor of approval of the proposal. Participating insurance companies will vote the interests of any variable contract owners from whom they receive no voting instructions in the same proportion as those for which they do receive timely instructions. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The cost of the solicitation of proxies will be borne by each Fund or Portfolio, allocated based on their relative assets. Proxies will be solicited primarily by mail but will also be made by telephone or oral communications by representatives of the Company and Carillon Investments, Inc. ("Carillon"), the distributor of the Funds, neither of whom will receive any compensation for these activities from the Funds. If votes are recorded by telephone, the Company will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or by facsimile. Proxies voted by telephone or facsimile may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Eligible Voters. Only shareholders of a particular Fund or Portfolio affected by a proposal, and variable contract owners with contract values allocated to a separate account sub-account that invests in a Portfolio affected by a proposal, may vote on that proposal. The list of proposals and corresponding shareholders eligible to vote or provide voting instructions for each proposal is contained in the following table:

                     Proposal                                      Eligible Voters
----------------------------------------------------------------------------------------------------------------------
Proposal 1. Election of a slate of nine directors    Shareholders of all of the Funds and Portfolios
to serve until their successors are elected and      and variable contract owners with contract values
qualified.                                           allocated to a separate account sub-account that
                                                     invests in one of the Portfolios.

Proposal 2.  Ratification or rejection of            Shareholders of all of the Funds and Portfolios and
appointment of the firm of Deloitte &                variable contract owners with contract values
Touche LLP as independent accountants for            allocated to a separate account sub-account that
the Company's current fiscal year.                   invests in one of the Portfolios.

Proposal 3.  Approving an amendment to the           Shareholders of all of the Funds and Portfolios and
Articles of Incorporation to permit the Board        variable contract owners with contract values
of Directors, without shareholder approval, to       allocated to a separate account sub-account that
effect, from time to time, a stock split or          invests in one of the Portfolios.
reverse stock split for any of the Portfolios
and Funds that could affect relative voting
power of shares in matters requiring a Company-
wide vote.

Proposal 4.  Approving an amendment to the           Shareholders of all of the Funds and Portfolios and
investment advisory agreement to eliminate certain   variable contract owners with contract values
administrative responsibilities enumerated in the    allocated to a separate account sub-account that
advisory agreement and their inclusion in a          invests in one of the Portfolios.
separate administrative services agreement.

Proposal 5(a).  Approving an amendment to the        Shareholders of the Everest Fund.
investment advisory agreement to eliminate
breakpoints in the investment advisory fee
schedule for the Everest Fund.

Proposal 5(b).  Approving an amendment to the        Shareholders of the Bond Fund.
investment advisory agreement to eliminate
breakpoints in the investment advisory fee
schedule for the Bond Fund.

Proposal 5(c).  Approving an amendment to the        Shareholders of the Zenith Portfolio and variable
investment advisory agreement to eliminate           contract owners with contract values allocated to a
breakpoints in the investment advisory fee           separate account sub-account that invests in that
schedule for the Zenith Portfolio.                   Portfolio

Proposal 5(d).  Approving an amendment to the        Shareholders of the Bond Portfolio and variable
investment advisory agreement to eliminate           contract owners with contract values allocated to a
breakpoints in the investment advisory fee           separate account sub-account that invests in that
schedule for the Bond Portfolio.                     Portfolio.

Proposal 6.  Approving an amendment to the           Shareholders of all of the Funds except the Money
fundamental investment restrictions to permit each   Market Fund, shareholders of all of the Portfolios,
of the Portfolios and each of the Funds except the   and variable contract owners with contract values
Money Market Fund to engage in securities            allocated to a separate account sub-account that
lending up to 33 1/3% of the value of its total      invests in one of the Portfolios
assets.

Proposal 7(a).  Approving an amendment to the        Shareholders of S&P 500 Index Portfolio and
fundamental investment restrictions to permit the    variable contract owners with contract values
S&P 500 Index Portfolio to mortgage, pledge,         allocated to a separate account sub-account that
hypothecate or in any manner transfer, as security   invests in that Portfolio.
for indebtedness, any securities owned or held by
it.

Proposal 7(b). Approving an amendment to the         Shareholders of the S&P MidCap 400 Index
fundamental investment restrictions to permit the    Portfolio and variable contract owners with
S&P MidCap 400 Index Portfolio to mortgage,          contract values allocated to a separate account
pledge, hypothecate or in any manner transfer,       as sub-account that invests in that Portfolio.
security for indebtedness, any securities owned or
held by it.

Proposal 7(c). Approving an amendment to the         Shareholders of Balanced Index Portfolio and variable
fundamental investment restrictions to permit the    contract owners with contract values allocated to a
Balanced Index Portfolio to mortgage, pledge,        separate account sub-account that invests in that
hypothecate or in any manner transfer, as security   Portfolio.
for indebtedness, any securities owned or held by
it.

Proposal 7(d).  Approving an amendment to the        Shareholders of the Zenith Portfolio and variable
fundamental investment restrictions to permit the    contract owners with contract values allocated to a
Zenith Portfolio to mortgage, pledge, hypothecate    separate account sub-account that invests in that
or in any manner transfer, as security for           Portfolio.
indebtedness, any securities owned or held by it.

Proposal 7(e).  Approving an amendment to the        Shareholders of the Bond Portfolio and variable
fundamental investment restrictions to permit the    contract owners with contract values allocated to a
Bond Portfolio to mortgage, pledge, hypothecate      separate account sub-account that invests in that
or in any manner transfer, as security for           Portfolio.
indebtedness, any securities owned or held by it.

Proposal 8.  Approving an amendment to the           Shareholders of the High Yield Bond Fund.
fundamental investment restrictions of the High
Yield Bond Fund to change its status from
diversified to non-diversified.

Proposal 9.  Transacting such other business as      Shareholders of all of the Funds and Portfolios and
may properly come before the Meeting or any          variable contract owners with contract values
adjournment thereof.                                 allocated to a separate account sub-account that
                                                     invests in one of the Portfolios.

     Reports. Copies of the Company's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to Carillon Investments, Inc., 1876 Waycross Road, Cincinnati, Ohio 45240, or by calling toll-free 1-800-999-1840.
     Outstanding Shares. As of September 28, 2001, the Funds and Portfolios had the following numbers of shares of common stock outstanding:

        Fund or Portfolio               Outstanding Shares
Summit Apex Series
S&P 500 Index Fund. . . . . . . . . . . . . 18,616,446
S&P MidCap 400 Index Fund . . . . . . . . .  1,683,619
Russell 2000 Small Cap Index Fund . . . . .  2,125,583
Nasdaq-100 Index Fund . . . . . . . . . . .  2,338,411
EAFE International Index Fund . . . . . . .  2,427,443
Total Social Impact Fund. . . . . . . . . .    503,360
Balanced Index Fund . . . . . . . . . . . .  3,229,396
Lehman Aggregate Bond Index Fund. . . . . .  1,545,518
Everest Fund. . . . . . . . . . . . . . . .  5,290,442
Bond Fund . . . . . . . . . . . . . . . . .  9,920,325
Short-term Government Fund. . . . . . . . .  1,583,852
Money Market Fund . . . . . . . . . . . . . 86,720,996
High Yield Bond Fund. . . . . . . . . . . .  3,415,448
Emerging Markets Bond Fund. . . . . . . . .  3,136,056
Summit Pinnacle Series
S&P 500 Index Portfolio . . . . . . . . . .  6,128,744
S&P MidCap 400 Index Portfolio. . . . . . .  2,161,840
Russell 2000 Small Cap Index Portfolio. . .  2,025,798
Nasdaq-100 Index Portfolio. . . . . . . . .  2,575,089
Balanced Index Portfolio. . . . . . . . . .  1,498,350
Zenith Portfolio. . . . . . . . . . . . . .  3,293,682
Bond Portfolio. . . . . . . . . . . . . . .  2,942,167

     Principal Shareholders. As of September 28, 2001, the following persons owned more than 5% of the outstanding shares of the Funds and Portfolios indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund or Portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

                                              Owner
Fund or Portfolio Name                   (Record/Beneficial     % Ownership
                                         basis of ownership)
---------------------------------------------------------------------------
S&P 500 Index Fund

S&P MidCap 400 Index Fund

Russell 2000 Small Cap Index Fund

Nasdaq-100 Index Fund

EAFE International Index Fund

Total Social Impact Fund

Balanced Index Fund

Lehman Aggregate Bond Index Fund

Everest Fund

Bond Fund

Short-term Government Fund

Money Market Fund

High Yield Bond Fund

Emerging Markets Bond Fund

S&P 500 Index Portfolio

S&P MidCap 400 Index Portfolio

Russell 2000 Small Cap Index Portfolio

Nasdaq-100 Index Portfolio

Balanced Index Portfolio

Zenith Portfolio

Bond Portfolio


                         THE PROPOSALS

     PROPOSAL 1:  TO ELECT THE FOLLOWING PERSONS TO SERVE
     AS DIRECTORS OF THE COMPANY: GEORGE M. CALLARD, M.D., THEODORE H. EMMERICH, YVONNE L. GRAY, JEAN PATRICE HARRINGTON, S.C., CHARLES W. McMAHON, DAVID C. PHILLIPS, HARRY ROSSI, MARY W. SULLIVAN AND STEVEN R. SUTERMEISTER.

     At the Meeting, and in accordance with the by-laws of the Company, nine directors will be elected to serve until their successors are elected and qualified or until death, resignation, or removal, if earlier. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of the nominees listed above. Each nominee has consented to serve as a director, including those incumbent directors who are not interested persons of the Company. The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.
If elected, each nominee would oversee 21 Funds and Portfolios.

     The following information is provided with respect to the nine nominees proposed to be elected as directors of the Company.


                                  Position(s) Held         Principal Occupation(s)
Name, Address, and Age            With Company             During Past Five Years
----------------------            ----------------         ----------------------
George M. Callard, M.D.(+)        Director (since 1987)    Professor of Clinical Surgery,
3021 Erie Avenue                                           University of Cincinnati.
Cincinnati, Ohio 45208
Age 67

Theodore H. Emmerich (+)          Director (since 1987)    Consultant; former Trusteer, Summit
1201 Edgecliff Place                                       Investment Trust, the Victory Funds
Cincinnati, Ohio 45206                                     and the Victory Variable Insurance Funds;
Age 75                                                     former Partner, Ernst & Whinney, Accountants.

Yvonne L. Gray (+)                Director (since 1999)    Chief Operating Officer, United Way
1400 Reading Road                                          and Community Chest; prior thereto,
Cincinnati, Ohio 45202                                     Vice President/Trust Operations
Age 50                                                     Officer, Fifth Third Bank.

Jean Patrice Harrington, S.C.(+)  Director (since 1986)    Former Interim President, Cincinnati
3217 Whitfield Avenue                                      State Technical and Community College;
Cincinnati, OH 45220                                       former Executive Director, Cincinnati
Age 79                                                     Youth Collaborative; President Emeritus
                                                           (formerly, President) College of
                                                           Mount St. Joseph.

Charles W. McMahon (+)            Director (since 1991)    Retired Senior Vice President
19 Iron Woods Drive                                        and Director, Union Central.
Cincinnati, Ohio 45239
Age 82

David C. Phillips                 Nominee                  Co-Founder and Treasurer, Cincinnati
37 W. Seventh Street, Suite 200                            Works, Inc.; prior thereto, CEO,
Cincinnati, Ohio 45202                                     Downtown Cincinnati Inc.;
Age 63                                                     former Partner, Arthur Andersen.

Harry Rossi (*)                   Director (since 1992)    Director Emeritus, Union Central;
8548 Wyoming Club Drive                                    Director, Carillon Investments, Inc.;
Cincinnati, Ohio 45215                                     former Chairman, President and Chief
Age 81                                                     Executive Officer, Union Central.

Mary W. Sullivan                  Nominee A                Attorney, Peck, Shaffer & Williams LLP.
5932 Muddy Creek Road
Cincinnati, Ohio 45233
Age 44

Steven R. Sutermeister (*)        Director, President and  Senior Vice President, Union Central;
312 Elm Street, Suite 2525        Chief Executive Officer  President, Director and Chief
Cincinnati, Ohio 45202            (since 1999)             Executive Officer, Summit Investment
Age 47                                                     Partners, Inc.; Director, Carillon
                                                           Investments, Inc.; former Trustee,
                                                           Summit Investment Trust.

_________________________
(*) Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Company as defined in the 1940
    Act because of their affiliation with the investment adviser, Summit Investment Partners, Inc.

(+) All Directors who are not "interested persons" of the Company are members of the audit committee of the Company.

Committees and Board of Directors Meetings.  During 2000, the
Board held five meetings. Each of the directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served

     The Board has a standing audit committee, and after the election of the above named nominees as directors, is expected to consist of George M. Callard, M.D., Theodore H. Emmerich, Yvonne
L. Gray, Jean Patrice Harrington, S.C., Charles W. McMahon, David
C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2000, the audit committee held two meetings.

     The Board has a standing nominating committee, which consists, and after the election of the above named nominees as directors is expected to consist of George M. Callard, M.D., Yvonne L. Gray and Jean Patrice Harrington, S.C., each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Independent Directors to fill vacancies on the Board. During 2000, the nominating committee held one meeting.

     Compensation. Neither the officers of the Company nor the directors who are interested persons of the Company receive any direct compensation from the Company for their services. The following table sets forth for the fiscal year ended December 31, 2000, the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company, the benefits accrued as Company expenses with respect to any Compensation Plan, if any, and the estimated annual benefits to be received by the Independent Directors upon retirement, if any, as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the Funds to the Independent Directors for services rendered in their capacities as directors during the year ended December 31, 2000. As of December 31, 2000, 21 Funds or Portfolios were offered by the Company.


                                                  Pension or
                                                  Retirement
                                 Aggregate     Benefits Accrued  Estimated Annual     Total
   Name of Person               Compensation      As Part of      Benefits Upon    Compensation
    and position                From Company   Company Expenses     Retirement     From Company
-----------------------------------------------------------------------------------------------
George M. Callard, M.D. *        $15,000              $0               $0            $15,000
Theodore H. Emmerich             $16,400              $0               $0            $16,400
Richard H. Finan                 $16,000              $0               $0            $16,000
Yvonne L. Gray                   $16,000              $0               $0            $16,000
Jean Patrice Harrington, S.C.    $16,400              $0               $0            $16,400
Charles W. McMahon *             $16,000              $0               $0            $16,000
Harry Rossi                          N/A             N/A              N/A                N/A
Steven R. Sutermeister               N/A             N/A              N/A                N/A
Total                            $95,800              $0               $0            $95,800
% of Net Assets                   0.014%              0%               0%             0.014%



* Messrs. Callard and McMahon have deferred their compensation in past years. As of December 31, 2000, the total amount deferred, including interest, was as follows: Dr. Callard - $106,890; Mr. McMahon - $31,185. Compensation so deferred will accumulate at a rate based on the performance of an unaffiliated money market fund.

Officers of the Company. The following information is provided with respect to the executive officers of the Company.


                            Position(s) Held        Principal Occupation(s)
Name, Address, and Age        With Company          During Past Five Years
----------------------      ----------------        ----------------------
Steven R. Sutermeister        President and Chief   Senior Vice President, Union Central;
312 Elm Street, Suite 2525    Executive Officer     President, Director and Chief
Cincinnati, Ohio 45202                              Executive Officer, Summit Investment
Age 47                                              Partners, Inc.; Director, Carillon
                                                    Investments, Inc.; former Trustee,
                                                    Summit Investment Trust.

John F. Labmeier              Vice President and    Vice President, Associate General
1876 Waycross Road            Secretary             Counsel and Assistant Secretary,
Cincinnati, Ohio 45240                              Union Central; Vice President and
Age 52                                              Secretary, Carillon Investments, Inc.;
                                                    Secretary, Summit Investment Partners, Inc.

Thomas G. Knipper             Controller and        Treasurer, Summit Investment Partners, Inc
312 Elm Street, Suite 2525    Treasurer
Cincinnati, Ohio 45202
Age 44

John M. Lucas                 Assistant Secretary   Second Vice President, Counsel and
1876 Waycross Road                                  Assistant Secretary, Union Central.
Cincinnati, Ohio 45240
Age 50


Stock Ownership. In 2000, none of the directors or officers of the Company made any purchases or sales of the outstanding common stock of the principal underwriter, the investment adviser, Summit Investment Partners, Inc. (the "Adviser"), or their affiliates, parents or subsidiaries.

Recommendation of the Board. At a meeting held on August 13, 2001, the Board, including all of the Independent Directors, voted unanimously to nominate the nine individuals named above to serve as directors of the Company and to recommend to shareholders that they vote "FOR" each of the nominees named in this proposal.

Vote Required. Pursuant to Maryland law, all the Funds and Portfolios will vote together and a plurality of the combined votes cast at the Meeting by the shareholders of the Company, provided a quorum is present, will be required to approve the election of a director to the Company. In the event that the requisite vote is not reached, the current Board will remain as the Board for the Company.

     PROPOSAL 2:  TO RATIFY OR REJECT THE APPOINTMENT OF
     DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR
     THE COMPANY'S CURRENT FISCAL YEAR.

     This proposal calls for the ratification or rejection of the selection by the Board of the firm Deloitte & Touche LLP ("Deloitte & Touche") as independent accountants for the Company's current fiscal year. The firm Deloitte and Touche has served the Company as independent accountants since 1995. The independent accountants have advised the Company that that they have no direct or material indirect financial interest in the Funds or Portfolios. Representatives of the firm Deloitte & Touch are expected to be present at the annual meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them. The fiscal year-end for the Company is December 31 for the Pinnacle Series of Portfolios and September 30 for the Apex Series of Funds.

     Accounting services for the Funds and Portfolios performed by Deloitte & Touche during the fiscal year most recently completed included examinations of the financial statements of the Company, services related to filings with the Securities and Exchange Commission (the "SEC"), and consultation on matters related to accounting and financial reporting.

Audit Fees. The aggregate fees paid to Deloitte and Touche in connection with the annual audit of the Company for the last fiscal year was $177,500.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte and Touche to the Company, the Adviser and the Adviser's affiliates that provide services to the Company for the calendar year ended December 31, 2000 was $3,675. The Audit Committee of the Company has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte and Touche.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to ratify the selection of Deloitte & Touche as independent accountants of the Company and to recommend to shareholders that they vote "FOR" this proposal.

Vote Required. All the Funds and Portfolios will vote together and a majority of the combined votes cast at the Meeting by the shareholders of the Company, provided a quorum is present, will be required to ratify the appointment of Deloitte & Touche as independent accountants for the Company's current fiscal year.

     PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO EFFECT STOCK SPLITS OR REVERSE STOCK SPLITS FOR ALL OF THE
     FUNDS AND PORTFOLIOS THAT COULD AFFECT RELATIVE VOTING POWER OF SHARES IN MATTERS REQUIRING A COMPANY-WIDE VOTE.

     This proposal calls for an amendment to the Company's articles of incorporation whereby the Board would be permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Funds or Portfolios that could affect relative voting power of shares in matters requiring a Company-wide vote.

General. On December 31, 2000, the net asset value per share of the Funds was as follows:




Fund or Portfolio                         Net Asset Value
-----------------                         ---------------
Summit Apex Series
S&P 500 Index Fund. . . . . . . . . . . . . .  8.82
S&P MidCap 400 Index Fund . . . . . . . . . . 10.15
Russell 2000 Small Cap Index Fund . . . . . .  9.96
Nasdaq-100 Index Fund . . . . . . . . . . . .  6.46
EAFE International Index Fund . . . . . . . . 10.09
Total Social Impact Fund. . . . . . . . . . .  9.89
Balanced Index Fund . . . . . . . . . . . . .  9.45
Lehman Aggregate Bond Index Fund. . . . . . . 10.43
Everest Fund. . . . . . . . . . . . . . . . . 11.14
Bond Fund . . . . . . . . . . . . . . . . . . 10.02
Short-term Government Fund. . . . . . . . . . 10.25
Money Market Fund . . . . . . . . . . . . . .  1.00
High Yield Bond Fund. . . . . . . . . . . . .  0.00
Emerging Markets Bond Fund. . . . . . . . . .  0.00
Summit Pinnacle Series
S&P 500 Index Portfolio . . . . . . . . . . . 20.59
S&P MidCap 400 Index Portfolio. . . . . . . . 11.91
Russell 2000 Small Cap Index Portfolio. . . .  9.99
Nasdaq-100 Index Portfolio. . . . . . . . . .  6.67
Balanced Index Portfolio. . . . . . . . . . .  9.61
Zenith Portfolio. . . . . . . . . . . . . . . 15.12
Bond Portfolio. . . . . . . . . . . . . . . .  9.46

     The effect of a stock split is to increase the number of shares outstanding of a Fund or Portfolio while maintaining its aggregate net asset value. The effect of a reverse stock split is to decrease the number or shares outstanding of a Fund or Portfolio while maintaining its aggregate net asset value. Neither a split nor a reverse split has any effect on shareholders' account values because the change in the value of each share after the split or reverse split is sufficient to exactly offset, respectively, the reduction in value due to the increased number of shares owned or increase in value due to the reduced number of shares owned. A stock split or a reverse stock split has the effect, however, of respectively increasing or reducing a Fund's or Portfolio's stated capital. Neither a stock split nor a reverse stock split will have any effect on the number or par value of a Fund's or Portfolio's authorized shares.

     At a Board meeting held on September 26, 2001, the Adviser explained that lower per-share values for the Funds and Portfolios can magnify the impact on a Fund or Portfolio when large purchases and redemptions of its shares are made at a per-share price rounded to the nearest penny per share. The impact of such rounding can either:

     * benefit the purchasing or redeeming shareholder at the expense of the Fund or Portfolio and its other shareholders, or

     * benefit the Fund or Portfolio and its other shareholders, at the expense of the purchasing or redeeming shareholder.

A reverse stock split raises per-share values and reduces the impact of any rounding by the factor of the reverse split. A 1-for-5 reverse stock split would reduce the impact of rounding share values to the nearest penny per share by a factor of 5. If the error might have resulted in a (plus or minus) $1,000 distortion of values to the Fund or Portfolio at current share values the distortion would be $200 in the same circumstance after a 1-for-5 reverse stock split.

     When per-share values are higher, the impact of rounding per-share values to the nearest penny is less than when per-share values are lower. For those Funds and Portfolios that attempt to replicate the performance of a market index, reducing the impact of rounding to the nearest penny on purchases and redemptions reduces its chances for "tracking error" and thus permits it to more accurately replicate that performance.

     In addition to reducing the impact of rounding to the nearest penny, the Adviser explained that a reverse stock split can also have a positive impact on a Fund or Portfolio in connection with any errors made by the Adviser in pricing the investments of a Fund or Portfolio. The Adviser must reimburse a Fund or Portfolio for any losses incurred due to correcting pricing errors for which the Adviser is responsible. The determination of when reimbursement must be made depends in part on the magnitude of the error in terms of per-share values. The larger the per-share value, the more likely it is that a particular pricing error would have to be reimbursed by the Adviser. In effect, the reverse stock split reduces the threshold amount below which no reimbursement occurs and thus results in greater likelihood of reimbursement of a Fund or Portfolio in this somewhat rare, but recurring circumstance.

     The Board already has the power under the Company's Articles of Incorporation to effect a stock split or a reverse stock split for a series of shares without shareholder approval, but only if it could be done without "changing the proportionate beneficial interst in the assets belonging to that class or in any way affecting the rights of share of any other class [of shares]." The only way to do so would be to split or reverse split the shares of all of the Funds and Portfolios in the same ratio. The amendment would permit the Board to decide to do splits or reverse splits (such as the one contemplated) for some Funds or Portfolios but not others, or to do them in different ratios for different Funds and Portfolios. The only impact of such a split or reverse split that affects other series' rights relate to Company-wide votes for which individual Fund or Portfolio approval is not required (such as those for proposals 1 and 2 above). A reverse split would increase the voting power on such votes of unaffected Funds or Portfolio shares.

     There currently is equality of voting power of shares of each Fund and Portfolio. That equality would continue after a split or reverse split of some Funds' or Portfolios' shares -- each share would continue to have one vote. Because the voting power of shares does not relate to their per-share price, currently investments of a given dollar amount in some Funds or Portfolios give the person with the power to vote those shares more or less voting power on Company-wide votes than the investment of that same amount in other Funds or Portfolios.
Each day, the voting power of the Funds' and Portfolios' shares changes in terms of voting power per dollar invested, because each day the shares all change in value. This is true of all series mutual funds for which state laws require equal voting rights per share rather than per dollar invested. Proposal three would permit the Board the discretion to make stock splits or reverse splits that either increased or reduced the per-dollar voting power of various Funds' or Portfolios' shares, but only on votes where the 1940 Act does not require separate approvals by each affected Fund or Portfolio.

     Under the 1940 Act, certain critical issues must be separately approved by each Fund or Portfolio, including votes relating to:

     * approval of investment advisory and sub-advisory contracts;
     * changing from being a diversified fund to an non-diversified one;
     * changing fundamental investment policies, including policies relating to
         o  borrowing money,
         o  issuing senior securities,
         o  purchasing or selling real estate or commodities,
         o  making loans
         o concentration of investments in particular industries, or
         o other investment policies identified as fundamental in its registration statement; or
     * ceasing to be an investment company.

As a practical matter, the primary disparity in voting power on Company-wide votes relates to the Money Market Fund where the $1 share value results in many more shares for a given dollar amount invested in that Fund as compared to investments of a like amount
in other Funds or Portfolios.   Virtually every money market fund
has a $1 per-share value. Maintaining a stable net asset value is simpler when the share value is $1. Almost no other type of series of mutual fund shares has a per-share value even close to that low. Accordingly, this type of voting disparity is common in the mutual fund industry. The initial per-share value of any new Fund or Portfolio could be set in the judgment of the Board with no shareholder approval required. If there were no power to split shares then in a climate of growing share values, there would be no way to split shares in a way that reduced the disparity. In effect, this proposal seeks only to extend that type of discretion to the arena of splits and reverse splits, where it would be cumbersome and expensive to hold a shareholder's meeting for a vote on any such proposal. Accordingly, the Board believes that no Fund or Portfolio should be materially disadvantaged by the change in relative voting power that is consistent with Maryland and federal laws.

     If approved by the shareholders, the Board contemplates effecting a reverse stock split as soon as practicable after the effective date of the Amendment on the basis that each five shares of each of the Funds and Portfolios then outstanding will be converted into one share.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to approve an amendment to the Company's articles of incorporation (the "Amendment") to permit the Board, without further shareholder approval, to effect, from time to time, a split or reverse split of any or all Fund's or Portfolio's outstanding shares and to recommend to shareholders that they vote "FOR" this proposal. A copy of the Amendment is attached as Exhibit A. Based on the foregoing discussion of stock splits and reverse stock splits provided by the Adviser at the Board meeting, the Board believes that it is in the best interest of the Funds and Portfolios and their shareholders for the Board to have the power to effect, from time to time, stock splits or reverse splits of the Funds' and Portfolios' shares.
At the Meeting, the Adviser proposed a 1-for-5 reverse stock split after approval of the Amendment as a way to allow the Board to reduce the impact of large purchases and redemptions on other shareholders of a Fund or Portfolio. The Board, including all of the Independent Directors, have unanimously voted to take that action if Proposal 3 is approved by the Funds' and Portfolios' shareholders.

Federal Income Tax Consequences. The following is a summary of the material anticipated federal income tax consequences of a reverse stock split to shareholders of the Funds and Portfolios. This summary is based on the federal income tax laws now in effect and as currently interpreted and does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of a reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Funds in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws. The summary does not address any consequences of a reverse stock split under any state, local or foreign tax laws.

No ruling from the Internal Revenue Service (the "Service") or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Funds and Portfolios as a result of a reverse stock split. Accordingly, each shareholder is encouraged to consult with his or her tax adviser regarding the specific tax consequences of any proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

The Company believes that a reverse stock split would be a tax-free recapitalization to the Funds, Portfolios and their shareholders. If a reverse stock split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), a shareholder of any Fund or Portfolio who exchanges shares held prior to the reverse stock split solely for new shares should recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in the new shares received from the Fund or Portfolio should be the same as the aggregate tax basis in the shares exchanged therefor. The holding period of the new shares should include the period during which the shares surrendered were held, provided that such surrendered shares were held as capital assets.
Vote Required.   Under Maryland law, all the Funds and Portfolios
will vote together and a majority of the combined votes cast at the Meeting by the shareholders of the Company, provided a quorum is present, will be required to approve an amendment to the articles of incorporation as set forth in proposal 3.

     PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT ELIMINATES CERTAIN ADMINISTRATIVE RESPONSIBILITIES ENUMERATED IN THE INVESTMENT ADVISORY AGREEMENT FOR ALL OF THE FUNDS AND PORTFOLIOS AND TO INCORPORATE THEM INTO A SEPARATE ADMINISTRATIVE SERVICES AGREEMENT BETWEEN THE COMPANY AND THE ADVISER.

     This proposal calls for an amendment to the investment advisory agreement (the "Agreement") whereby the administrative responsibilities including:

     * preparing, maintaining, analyzing and reporting on the Funds' and Portfolios' expenses,
     *  authorizing payment of Fund and Portfolio expenses,
     *  coordinating completion of annual audits,
     *  drafting semi-annual and annual financial statements,
     *  preparing tax returns,
     *  coordinating Board meetings,
     *  preparing and filing reports to the SEC and states, and
     * coordinating and managing procedures for compliance with federal and state regulations,

will be eliminated from the Agreement. Those responsibilities will be covered by a separate administrative services agreement between the Company and the Adviser in substantially the same
form as provided in Exhibit B to this proxy statement.   A
separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services, reduced to 0.05% by a twelve-month noncancellable waiver for the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, EAFE International Index, Balanced Index, Lehman Aggregate Bond Index, Total Social Impact and Money Market Funds and the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index, and Balanced Index Portfolios. The additional cost to the Funds and Portfolios is necessary to address the rising burden of administration relative to when the current arrangement was conceived in 1984.
Generally, Fund and Portfolio expense levels will remain near or below comparable funds and industry averages after giving effect to this proposal and Proposals 5(a) through (d).



                                                                          Median
                                                           Expense        Expenses       Mean Expense
                                                        Ratio of Fund     Ratio of        Ratio of 3
                              Category of                or Portfolio    Category of    Competitors of
                                Fund or                 (if Proposal 4     Fund or        Comparable
Name of Fund or Portfolio      Portfolio*                 is Adopted)     Portfolio        Size**
Apex Series Funds
S&P 500 Index                  S&P 500 Index Objective          .45          .55             .55
S&P MidCap 400 Index           MidCap                           .60         1.35            1.52
Russell 2000 Small Cap Index   Small Cap Value                  .75         1.35            1.39
Nasdaq-100 Index               Growth                           .65         1.89            1.41
EAFE International Index       International                   1.25         1.60            1.85
Total Social Impact            Socially Responsive              .75         1.24            1.62
Balanced Index                 Balanced                         .60         1.21            1.76
Lehman Aggregate Bond Index    Intermediate Investment Grade    .60          .83            1.54
Everest                        Large Cap Value                  .86         1.31            1.22
Bond                           Corporate Debt, BBB Rated        .70         1.00            1.39
Short-term Government          Short U.S. Govt.                 .73          .78            1.37
Money Market                   Money Market                     .45          .76             .98
High Yield Bond                High Current Yield              1.14         1.25            1.47
Emerging Markets Bond          Emerging Markets Debt           1.33         1.56            1.80

Pinnacle Series Portfolios
S&P 500 Index                  S&P 500 Index Objective          .46          .50             .48
S&P MidCap 400 Index           MidCap                           .60          .92            1.11
Russell 2000 Small Cap Index   Small Cap Value                  .75          .94            1.07
Nasdaq-100 Index               Large Cap Growth                 .65          .89            1.23
Balanced Index                 Balanced                         .60          .80            1.09
Zenith                         Large Cap Value                  .85          .86             .84
Bond                           Corporate Debt, BBB-Rated        .75+         .76             .76

* These categories are the categories in which Lipper Inc. lists the respective Funds or Portfolios, except for two, where no Lipper category is available. The category (and competitor information) for the Zenith Portfolio is from Morningstar, and the category (and competitor information) for the Total Social Impact Fund is from Social Investment Forum.
** The 3 competitors were selected by the Adviser and identified by name in a presentation to the Board on September 26, 2001.
+ An administrative fee will be added to this Portfolio only if and to the extent that its expense ratio is less than or equal to
 .75%.

     Description of Current Investment Advisory Agreement. As required by the 1940 Act, the Company (formerly known as Carillon Fund, Inc.) entered into a written investment advisory agreement with Carillon Investments, Inc. on March 22, 1984. The Agreement was initially approved by the Board on March 22, 1984, for the following current Portfolios: the Equity Portfolio and the Bond Portfolio. Carillon Investments, Inc. transferred all of its rights, title and interest in and to the Agreement to the Adviser, (formerly known as Carillon Advisers, Inc.). The transfer was approved by the Board on September 18, 1986, for those two Portfolios. The Board approved the Agreement for the other Funds and Portfolios on the following dates: S&P 500 Index Portfolio - December 13, 1995; S&P MidCap 400 Index Portfolio and Balanced Index Portfolio - March 26, 1999; S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Fund, Nasdaq-100 Index Portfolio, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund and Emerging Markets Bond Fund - November 15, 1999; Total Social Impact Fund and Money Market Fund
- May 8, 2000; and EAFE International Index Fund - November 10, 2000 and December 19, 2000. The Agreement was last approved by the unanimous vote of the Board on February 26, 2001 for continuance for one (1) year. In each case, the Board vote was cast in person, at a meeting called for that purpose, by a majority of the directors of the Company, including a majority of the Independent Directors. The Agreement was last submitted to shareholders of each Fund or Portfolio on the following dates:



                                      Date Last Submitted   Purpose of Last Submission to
          Fund                           to Shareholders              Shareholders
          ----                        -------------------   -----------------------------
S&P 500 Index Fund                       March 31, 2000     Approval of the Investment Advisory
                                                            Agreement as amended to make the Agreement
                                                            applicable to the Fund or Portfolio and
                                                            specify the advisory fee payable by it.
S&P MidCap 400 Index Fund                March 31, 2000     (same as above)
Russell 2000 Small Cap Index Fund        January 5, 2000    (same as above)
Nasdaq-100 Index Fund                    January 5, 2000    (same as above)
EAFE International Index Fund            December 29, 2000  (same as above)
Total Social Impact Fund                 December 29, 2000  (same as above)
Balanced Index Fund                      March 31, 2000     (same as above)
Lehman Aggregate Bond Index Fund         March 31, 2000     (same as above)
Everest Fund                             January 5, 2000    (same as above)
Bond Fund                                March 31, 2000     (same as above)
Short-term Government Fund               March 31, 2000     (same as above)
Money Market Fund                        June 30, 2000      (same as above)
High yield Bond Fund                     July 6, 2001       (same as above)
Emerging Markets Bond Fund               July 6, 2001       (same as above)
S&P 500 Index Portfolio                  January 3, 1996    (same as above)
S&P MidCap 400 Index Portfolio           May 3, 1999        (same as above)
Russell 2000 Small Cap Index Portfolio   April 28, 2000     (same as above)
Nasdaq-100 Index Portfolio               April 28, 2000     (same as above)
Balanced Index Portfolio                 May 3, 1999        (same as above)
Zenith Portfolio                         March 21, 1991     Approval of an amendment to the Investment
                                                            Advisory Agreement to make permanent a waiver
                                                            of advisory fees in excess of .65%.
Bond Portfolio                           June 26, 1984      Approval of the Investment Advisory Agreement


The Agreement may be continued from year to year if each such continuance is specifically approved at least annually by the Board or by a vote of the holders of a majority of the outstanding shares of that Fund or Portfolio, as defined in the 1940 Act. Any continuance also must be approved in person by a majority of the Company's Independent Directors at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty upon sixty (60) days' written notice to the Adviser or upon ninety
(90) days' written notice to the Company and terminates automatically in the event of an assignment as that term is defined in the 1940 Act and the rules thereunder.

The Agreement requires that the Adviser manage the investment and reinvestment of the assets of the Company. In carrying out these managerial obligations, the Adviser is obligated to:

     * obtain and evaluate pertinent economic statistical and financial data and other information relevant to the investment policies and objectives of the Funds and Portfolios;

     * regularly furnish to the Board for approval, modification or rejection recommendations with respect to investment programs consistent with the fundamental policies and related investment policies for each Fund and Portfolio as set forth in its currently effective prospectus;

     * take such steps as are necessary to implement the investment programs approved by the Board by purchase and sale of securities including the placing of orders for such purchases and sales; and

     * regularly report to the Board with respect to implementation of the approved investment programs and the Adviser's activities in connection with the administration of the Funds and Portfolios.

     The Adviser currently is also contractually obligated to furnish at its own expense or pay the expenses of the Company for the following:

     * office space and all necessary office facilities and equipment;

     * necessary executive and other personnel for managing the affairs of the Company, including personnel for the performance of clerical, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank selected to perform such services); and

     * all information and services, other than services of counsel required in connection with the preparation of registration statements and prospectuses including amendments and revisions thereto; all annual and semi-annual periodic reports; and notices and proxy solicitation material furnished to shareholders of the Funds and Portfolios or regulatory authorities.

     The Agreement calls for each Fund and Portfolio to pay the Adviser investment advisory fees. Those fees (and, where not a flat ree rate, the current effective rates) are set forth in the table below. The fee rates shown in that table (the effective fee rates for those Funds and Portfolios that currently have breakpoints proposed to be eliminated in proposals 5(a) through 5(d)) are both the current investment advisory fee rates and the rates that would be used in the new Agreement.


                                                                  ADVISORY FEE RATES
                                           TOTAL ASSETS        (As an annual percentage
FUND or PORTFOLIO                        As of 09/28/2001    of average daily net assets)
S&P 500 Index Fund                        $129.9 million       .30%
S&P MidCap 400 Index Fund                  $14.2 million       .30%
Russell 2000 Small Cap Index Fund          $17.8 million       .35%
Nasdaq-100 Index Fund                       $7.4 million       .35%
EAFE International Index Fund              $17.9 million       .56%
Total Social Impact Fund                    $3.9 million       .45%
Balanced Index Fund                        $27.1 million       .30%
Lehman Aggregate Bond Index Fund           $16.6 million       .30%
Everest Fund                               $57.5 million       .65% of first $50m
                                                               .60% of next $100m
                                                               .50% of assets over $150m
                                                               (Current effective rate of .64%)
Bond Fund                                 $102.1 million       .50% of first $50m
                                                               .45% of next $100m
                                                               .40% of assets over $150m
                                                               (Current effective rate .47%)
Short-term Government Fund                 $16.8 million       .45%
Money Market Fund                          $86.7 million       .35%
High Yield Bond Fund                       $18.9 million       .65%
Emerging Markets Bond Fund                 $16.1 million       .75%
S&P 500 Index Portfolio                    $83.7 million       .30%
S&P MidCap 400 Index Portfolio             $17.1 million       .30%
Russell 2000 Small Cap Index Portfolio     $16.2 million       .35%
Nasdaq-100 Index Portfolio                  $8.5 million       .35%
Balanced Index Portfolio                   $12.4 million       .30%
Zenith Portfolio                           $49.5 million       .65% of first $50m
                                                               .60% of next $100m
                                                               .50% of assets over $150m
                                                               (Current effective rate of .65%)
Bond Portfolio                             $28.3 million       .50% of first $50m
                                                               .45% of next $100m
                                                               .40% of assets over $150m
                                                               (Current effective rate of .50%)


Information Concerning Adviser, Distributor and Affiliated Companies. The Adviser, an Ohio corporation, is the successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Company since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Board, the Adviser manages the investment and reinvestment of the assets of each Fund and Portfolio and provides administrative services and manages the Company's business affairs. Carillon Investments, Inc., an Ohio corporation that serves as the Funds' distributor, is a wholly owned subsidiary of Union Central. The corporate headquarters of Union Central and Carillon's offices are located at 1876 Waycross Road, Cincinnati, Ohio 45240. The Adviser's offices are located at 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser currently serves as investment adviser of 21 open-end management investment companies having approximate aggregate net assets in excess of $692 million as of December 31, 2000. The amount of the Adviser's fee paid by each Fund and Portfolio for fiscal year 2000 are set forth below.

Fund or Portfolio                   Investment Advisory Fees Paid
-----------------                   -----------------------------
Summit Apex Series
S&P 500 Index Fund. . . . . . . . . . . . . . .$330,396
S&P MidCap 400 Index Fund . . . . . . . . . . .$ 46,871
Russell 2000 Small Cap Index Fund . . . . . . .$ 39,794
Nasdaq-100 Index Fund . . . . . . . . . . . . .$ 31,847
EAFE International Index Fund . . . . . . . . .$     14
Total Social Impact Fund. . . . . . . . . . . .$     13
Balanced Index Fund . . . . . . . . . . . . . .$ 77,697
Lehman Aggregate Bond Index Fund. . . . . . . .$ 35,900
Everest Fund. . . . . . . . . . . . . . . . . .$240,274
Bond Fund . . . . . . . . . . . . . . . . . . .$241,613
Short-term Government Fund. . . . . . . . . . .$ 34,594
Money Market Fund . . . . . . . . . . . . . . .$111,643
High Yield Bond Fund. . . . . . . . . . . . . .$      0
Emerging Markets Bond Fund. . . . . . . . . . .$      0

Summit Pinnacle Series
S&P 500 Index Portfolio . . . . . . . . . . . .$489,061
S&P MidCap 400 Index Portfolio. . . . . . . . .$ 46,232
Russell 2000 Small Cap Index Portfolio. . . . .$ 37,588
Nasdaq-100 Index Portfolio. . . . . . . . . . .$ 25,777
Balanced Index Portfolio. . . . . . . . . . . .$ 73,955
Zenith Portfolio. . . . . . . . . . . . . . . .$401,655
Bond Portfolio. . . . . . . . . . . . . . . . .$193,205



     The principal executive officers and directors of the Adviser and their principal occupations are:

     Steven R. Sutermeister(1), Director, President and Chief
Executive Officer; Thomas G. Knipper, Treasurer; and John F.
Labmeier, Secretary.

The address of Messrs. Sutermeister and Knipper is 312 Elm
Street, Suite 2525, Cincinnati, Ohio 45202.  The address of Mr.
Labmeier is 1876 Waycross Road, Cincinnati, Ohio 45240.

As of December 31, 2000, there were 126,643,717 outstanding shares of the Company. On that date, the Company's directors and nominees, and all directors and officers as a group collectively did not own more than 1% of the outstanding shares of the Company.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to approve the amendment to the investment advisory agreement that eliminates the administrative responsibilities set forth in the Agreement and to incorporate such responsibilities into a separate administrative services agreement and to recommend to shareholders that they vote "FOR" this proposal.

Vote Required. The affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of each Fund and Portfolio whose shareholders are eligible to vote on this proposal is required. This means that the proposal must be approved by the lesser of (i) 67% of the shares of each relevant Fund and Portfolio present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy or (ii) more than 50% of the each relevant Fund's and Portfolio's outstanding shares ("1940 Act Majority").

______________________
(1) Mr. Sutermeister also serves as President, Chief Executive
Officer and Director of the Company. Mr. Labmeier also serves as Vice President and Secretary of the Company. Mr. Knipper also serves as the Controller and Treasurer of the Company.


     PROPOSAL 5(a):  TO APPROVE AN AMENDMENT TO THE
     INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE
     INVESTMENT ADVISORY FEE SCHEDULE FOR THE EVEREST
     FUND TO AN ANNUAL FEE OF 0.64% OF AVERAGE DAILY NET
     ASSETS OF THAT FUND AT ALL ASSET LEVELS.

     This proposal calls for an amendment to the Agreement whereby the Everest Fund would pay the Adviser for investment advisory services for that Fund at an annual rate of 0.64% of the Fund's average net assets. This amendment would not increase the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from the current level (approximately $57.5 million as of September 28, 2001) to more than $150 million or to be increased in the future if net assets decrease from the current level.

     PROPOSAL 5(b):	TO APPROVE AN AMENDMENT TO THE INVESTMENT
     ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY
     FEE SCHEDULE FOR THE BOND FUND TO AN ANNUAL FEE OF 0.47%
     OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET
     LEVELS.

     This proposal calls for an amendment to the Agreement whereby the Bond Fund would pay the Adviser for investment advisory services for that Fund at an annual rate of 0.47% of the Fund's average net assets. This amendment would not affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from the current level (approximately $102.1 million as of September 28, 2001) to more than $150 million or to be increased in the future if net assets decrease from the current level.

     PROPOSAL 5(c):  TO APPROVE AN AMENDMENT TO THE
     INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE
     INVESTMENT ADVISORY FEE SCHEDULE FOR THE ZENITH
     PORTFOLIO TO AN ANNUAL FEE OF 0.64% OF AVERAGE
     DAILY NET ASSETS OF THAT PORTFOLIO AT ALL ASSET
     LEVELS.

     This proposal calls for an amendment to the Agreement whereby the Zenith Portfolio would pay the Adviser for investment advisory services for that Portfolio at an annual rate of 0.64% of the Portfolio's average net assets. This amendment would not affect the current level of investment advisory fees paid by the Portfolio. It would, however, eliminate the chance for the Portfolio's investment advisory fees to be reduced in the future if the Portfolio's net assets grow from the current level (approximately $49.5 million as of September 28, 2001) to more than $150 million or to be increased in the future if net assets decrease from the current level.

     PROPOSAL 5(d):  TO APPROVE AN AMENDMENT TO THE
     INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE
     INVESTMENT ADVISORY FEE SCHEDULE FOR THE BOND
     PORTFOLIO TO AN ANNUAL FEE OF 0.47% OF AVERAGE
     DAILY NET ASSETS OF THAT PORTFOLIO AT ALL ASSET
     LEVELS.

     This proposal calls for an amendment to the Agreement whereby the Bond Portfolio would pay the Adviser for investment advisory services for that Portfolio at an annual rate of 0.47% of the Portfolio's average net assets. This amendment would not affect the current level of investment advisory fees paid by the Portfolio. It would, however, eliminate the chance for the Portfolio's investment advisory fees to be reduced in the future if the Portfolio's net assets grow from the current level (approximately $28.3 million as of September 28, 2001) to more than $150 million or to be increased in the future if net assets decrease from the current level.
 .
     Proposals 5(a) through 5(d) eliminate the breakpoints in the investment advisory fee schedules of the Funds and Portfolios named in those proposals. The primary purposes of these proposed amendments are to:

     * position the Funds and Portfolios, with respect to the advisory fees, comparably with their peers;

     * conform the investment advisory fee schedules of these particular Funds and Portfolios for which breakpoints would be eliminated to those of the other Funds and Portfolios of the Company, whose investment advisory fee schedules have no breakpoints;

     * more closely match these Funds' and Portfolios' investment advisory fees to the actual expenses incurred by the Adviser in managing these Funds and Portfolios; and

     * recognize that further economies of scale will not necessarily follow from increases in the assets of these Funds or Portfolios.

The Agreement calls for each Fund and Portfolio to pay the Adviser investment advisory fees. The fees of the two Funds and two Portfolios for which advisory fee rate changes are proposed currently have contractual breakpoints in place with respect to the investment advisory fee as shown in the table on page 21 above.

     Assuming the required shareholder approval of Proposals 5(a) through 5(d), the new agreement would also provide for investment advisory fees for the Everest and Bond Funds and the Zenith and Bond Portfolios equal to the current effective rates shown in that table.

Comparisons to Peer Groups. Lipper Inc. ("Lipper"), an independent, nationally recognized fund analysis organization, has conducted a survey showing mutual fund total expense ratios for various comparable mutual funds, including information covering averages for all mutual funds supporting variable annuities and averages for institutional funds reported through Lipper. The funds selected for comparison were chosen based upon their close proximity of net asset size relative to each Fund or Portfolio. The ratios of total expenses to average net assets for the Funds and Portfolios (reflected on a pro forma basis assuming approval of the proposed amendments to the Agreement as set forth in Proposal 4) are generally below the average of the other funds surveyed and below the averages for all funds in those categories surveyed by Lipper (or the Social Investment Forum in the case of the Total Social Impact Fund). The total fund expenses include the fund investment advisory fees and other fund operating expenses, including fund accounting, custody, audit, and director fees The table at page [18] above summarizes the results of that survey for all of the Funds and Portfolios, including each of the two Funds and two Portfolios for which breakpoints are proposed to be eliminated.

     As illustrated by the information in that table, elimination of breakpoints would not make these Funds' or Portfolios' investment advisory fee schedules unusual in their industry.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to approve the amendment to the investment advisory agreements that changes the investment advisory fee schedule for the Everest Fund, Bond Fund, Zenith Portfolio and Bond Portfolio to an annual fee, respectively, of 0.64%, 0.47%, 0.64% and 0.47% of the average daily net assets of each respective Fund and Portfolio at all asset levels and to recommend to shareholders that they vote "FOR" proposals 5(a) through 5(d). The Board received materials relating to the aforementioned amendments in advance of the Meeting at which time such amendments were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
During its deliberations, the Board had the opportunity to consider written materials provided by the Adviser. Among the factors considered by the Board were the following:

Special services and extensive information are demanded of the Adviser by new participating insurance companies that have the effect of significantly reducing the economies of scale to the Adviser that are occasioned by asset growth resulting from new sales of Portfolio shares to additional insurance companies.

     * None of the other Funds or Portfolios have breakpoints in their fee schedules. Accordingly, if each amendment is approved, then the investment advisory fee structures of all of the Funds and Portfolios will be uniform in this regard.

     * The management fees and expenses of each Fund and Portfolio for which breakpoints are proposed to be eliminated will remain competitive with other mutual funds with which it competes despite the elimination of its breakpoints.

     * Based on assets as of September 28, 2001, none of the Funds or Portfolios would have an immediate increase in investment advisory fees as a result of the elimination of the breakpoints.

Vote Required. The affirmative vote of a 1940 Act Majority of the outstanding voting securities of each of the Funds and Portfolios whose shareholders are eligible to vote on proposals
5(a) through (d) is required.


     PROPOSAL 6:  TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE SECURITIES LENDING
     LIMITATION OF ALL OF THE PORTFOLIOS AND ALL OF THE FUNDS
     EXCEPT THE MONEY MARKET FUND.

     This proposal calls for an amendment to the fundamental investment restrictions of all of the Portfolios and all of the Funds other than the Money Market Fund regarding the securities lending limitations to permit each of those Portfolios and Funds to engage in securities lending up to 33 1/3% of the value of its total assets. The fundamental investment restriction regarding securities lending may only be changed by a vote of the shareholders of an affected Portfolio or Fund.

     Section 8(b)(1) of the 1940 Act requires a mutual fund to state in its registration statement its policy relating to, among other things, making loans to other persons. Each of the Portfolios and each of the Funds except the Money Market Fund, Zenith Portfolio and Bond Portfolio has been operating under a fundamental investment limitation concerning making loans of their portfolio securities (the "Securities Lending Limitation") that permits it to lend portfolio securities, but only in an amount up to 10% of its total assets. The Directors recommend that shareholders vote to amend the Securities Lending Limitation to allow each Portfolio and each Fund other than the Money Market Fund to lend its portfolio securities in an amount up to 33 1/3% of its total assets, including collateral for securities loaned by those Portfolios and Funds.

     A Fund or Portfolio earns investment income when it loans its portfolio securities because the borrower is required to pay a stated rate of interest or a flat fee to the Fund or Portfolio. Each Fund's or Portfolio's securities lending arrangements is designed to avoid any impingement with its investment process. Thus, securities lending enables a Fund or Portfolio to bring in additional investment income without having to modify management of its investments.

     If shareholders approve this proposal, each Portfolio and each Fund other than the Money Market Fund will have greater investment flexibility to determine the amount of portfolio securities it may lend to other persons. At present, the Securities Lending Limitation is more restrictive than the 1940 Act, as interpreted by the SEC staff. Current interpretations permit a mutual fund to lend securities in amounts up to 33 1/3% of its total assets, including the amount of collateral received for securities loaned by that fund. This proposal, if approved, will simply give the Portfolios and the affected Funds the flexibility that the SEC presently allows to all mutual funds. Also, it will give those Portfolios and Funds the opportunity to earn additional investment income. Because many other mutual funds have the authority to lend portfolio securities up to the 33 1/3% limit allowed by the SEC, the Portfolios and affected Funds may be at a competitive disadvantage to be restricted to loans of only 10% of assets. Furthermore, continuing to adhere to the 10% limit could impair the ability of the Portfolios and relevant Funds to respond competitively to future market developments.

     The Portfolios and the Funds other than the Money Market Fund will continue to lend their securities in accordance with their understanding of current law. Each will lend securities only on a fully collateralized basis and only to borrowers deemed by the Adviser, or sub-adviser, to be of good financial standing. While any such loan is outstanding, it would generally be secured by collateral in the form of cash or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, equal at all times to at least 100% of the current market value (on a daily mark-to-market basis) of the loaned securities plus, if applicable, declared dividends and accrued interest. All such loans can be terminated at any time by the lending Portfolios or Funds (entitling them to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned). Securities lending arrangements are structured so that a lending Portfolio or Fund retains most rights of beneficial ownership over the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. The lending Portfolios or Funds generally reserve the right to vote proxies relating to loaned securities or may terminate a loan in order to vote a proxy.

     Approval of the amendment to the Securities Lending
Limitation is not expected to significantly affect the way the lending Portfolios or Funds are managed and is not likely to have an impact on the investment techniques they employ.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the independent Directors, voted unanimously to approve the amendment to the Securities Lending Limitation and to recommend to shareholders that they vote "FOR" this proposal. The Board requested materials relating to the aforementioned amendment in advance of the Meeting at which time such amendments were considered, and had the opportunity to ask questions and request further information in connection with such consideration. During its deliberations, the Board had the opportunity to consider written materials provided by the Adviser. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, the fact that the current Securities Lending Limitation is more stringent than the limitation generally imposed on mutual funds pursuant to current interpretations of the SEC and that the Portfolios and the Funds other than the Money Market Fund may be competitively disadvantaged by the current Securities Lending Limitation, the Board concluded that this proposal is in the best interest of each of those Portfolios and Funds and their shareholders.

     If the proposed change is approved by the Portfolios' and affected Funds' shareholders, the prospectus and statement of additional information ("SAI") for each will be revised, as appropriate and as soon as practicable, to reflect the change. Further, the amended Securities Lending Restriction will remain fundamental to those Portfolios and Funds and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amendment is not approved by shareholders of any Portfolio or Fund, the current Securities Lending Limitation will remain in place as a fundamental restriction of that Portfolio or Fund.

Vote Required. The affirmative vote of a 1940 Act Majority of the "outstanding voting securities" of the Portfolios or Funds whose shareholders are eligible to vote on proposal 6 is required.


     PROPOSAL 7(a):  TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS FOR
     INDEBTEDNESS LIMITATIONS FOR THE S&P 500 INDEX PORTFOLIO.


     PROPOSAL 7(b):	TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS FOR
     INDEBTEDNESS LIMITATIONS FOR THE S&P MIDCAP 400 INDEX
     PORTFOLIO.


     PROPOSAL 7(c):	TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS FOR
     INDEBTEDNESS LIMITATIONS FOR THE BALANCED INDEX PORTFOLIO.


     PROPOSAL 7(d):	TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS FOR
     INDEBTEDNESS LIMITATIONS FOR THE ZENITH PORTFOLIO.


     PROPOSAL 7(e):	TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS FOR
     INDEBTEDNESS LIMITATIONS FOR THE BOND PORTFOLIO.

     Proposals 7(a) through 6(e) would permit each of the five Portfolios named in those proposals to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owned or held. As none of those five Portfolios currently has any investment policy permitting the pledging of assets for indebtedness, the Board has approved the insertion of the following language as an amendment to the fundamental investment restriction regarding pledging of assets:

     PLEDGING OF ASSETS
     The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Zenith Portfolio and Bond Portfolio may pledge or mortgage assets in conformance with these Funds' fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.


Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to approve the amendment to the fundamental investment restriction regarding the pledge of assets and to recommend to shareholders that they vote "FOR" this proposal. The Board believes that the elimination of the investment restriction on pledging of assets is in the best interest of the shareholders of each of the five Portfolios. Elimination of the restriction will provide these Portfolios with added flexibility to enter into secured borrowing arrangements that are consistent with its investment restriction on borrowing.

     If the proposed changes are approved by the Portfolios' shareholders, the prospectus and SAI for each will be revised, as appropriate and as soon as practicable, to reflect the change. Further, the amendments will remain fundamental to those Portfolios and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amendments are not approved by shareholders of any affected Portfolio, the absence of any investment policy permitting the pledge of assets will continue for that Portfolio.

Vote Required. The affirmative vote of a 1940 Act Majority of the "outstanding voting securities" of the Portfolios whose shareholders are eligible to vote on proposal 7(a) through (e) is required.


     PROPOSAL 8:  TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL
     INVESTMENT RESTRICTION OF THE HIGH YIELD BOND FUND TO
     CHANGE ITS STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED.

     This proposal calls for an amendment to the fundamental investment restrictions of the High Yield Bond Fund to change its status from diversified to non-diversified. The Fund is currently considered to be a diversified mutual fund under the 1940 Act. Therefore, as a fundamental investment.restriction, the Fund may not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's totals assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of that issuer would be held by the Fund. A non-diversified fund, on the other hand, can invest a greater portion of its assets in, and own a greater amount of the voting securities of a single company than a diversified fund. Consequently, a fund could become somewhat riskier because it would have the ability to hold a larger position in a fewer number of securities. Specifically, the Board is seeking an amendment to permit the Fund to purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

Recommendation of the Board. At a meeting held on September 26, 2001, the Board, including all of the Independent Directors, voted unanimously to approve the amendment to the fundamental investment restrictions of the High Yield Bond Fund to change its status from diversified to non-diversified and to recommend to shareholders that they vote "FOR" this proposal. The Board acknowledges that the Fund is not seeking this change in order to invest the Fund in a significantly fewer number of issues. However, if the Adviser was enthusiastic about certain securities and wished to overweight them, it could be prevented from doing so given the Fund's current policy on diversification. Therefore to provide the Fund with sufficient investment flexibility to pursue its investment program, the Board believes it would be prudent to remove the diversification restriction to which it is now subject.

     In approving this proposal, the Fund will be able to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. The diversification test under the Code applies at the end of each fiscal quarter and generally requires that at least 50% of the value of total assets be represented by the types of assets that satisfy the 75% asset diversification requirement imposed by the 1940 Act.

     If the proposed change is approved by the Fund's shareholders, its prospectus and SAI will be revised, as appropriate and as soon as practicable, to reflect the change. Further, the amended status of the Fund as a non-diversified fund will remain fundamental and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amendment is not approved by the Fund's shareholders, its current status as a diversified fund will remain in place as a fundamental restriction of the Fund.

Vote Required. The affirmative vote of a 1940 Act Majority of the "outstanding voting securities" of the High Yield Bond Fund's shareholders eligible to vote on proposal 8 is required.

Shareholder Proposals. The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 1876 Waycross Road, Cincinnati, Ohio 45240. The Company has not received any shareholder proposals to be presented at this meeting.


                          OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              By Order of the Board of Directors,


                              John F. Labmeier
                              Secretary
                              Summit Mutual Funds, Inc.

October 15, 2001

                           Exhibit A

                   SUMMIT MUTUAL FUNDS, INC.

                     ARTICLES OF AMENDMENT


     SUMMIT MUTUAL FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland at 300 E. Lombard Street, Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles of Incorporation of the Company are amended by replacing the last sentence of Paragraph (2)(i) of the Sixth Article with the following:

     The board of directors may from time to time, without a vote of shareholders of the corporation, divide or combine the shares of any particular class into a greater or lesser number of shares of that class without thereby changing the proportionate beneficial interest in the assets belonging to that class or in any way affecting the rights of shares of any other class, other than to the extent that such a division or combination might affect the relative voting power of shares of different classes in connection with corporation-wide votes on matters not requiring separate approval by each class.

     SECOND: The foregoing amendment of the Articles of Incorporation of the Company was approved by a majority of the entire Board of Directors of the Company and approved by the shareholders of the Company as required by law.

     IN WITNESS WHEREOF, Summit Mutual Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of ________ _____, 2001, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Company, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.


WITNESS:                      SUMMIT MUTUAL FUNDS, INC.


By: ________________________  By: ________________________
    John M. Lucas                 John F. Labmeier
    Assistant Secretary           Vice President

                          Exhibit B

              ADMINISTRATIVE SERVICES AGREEMENT


     THIS AGREEMENT is made as of this __________ day of ____________________, 2001 by and between SUMMIT MUTUAL FUNDS,
INC. ("Fund"), a Maryland corporation, and SUMMIT INVESTMENT
PARTNERS, INC. ("Adviser"), an Ohio corporation.

     WHEREAS, the Fund and the Adviser wish to enter into an Agreement setting forth the terms upon which the Adviser will perform certain administrative services for the Fund;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree to the following:

(1) The Fund hereby employs the Adviser to perform certain administrative services for the Fund herein set forth, subject to the control and direction of the board of directors of the Fund, for the period and on the terms herein set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(2) The Adviser shall furnish at its own expense or pay the expenses of the Fund for the following:

     (a) office space in the offices of the Adviser, or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

     (b) necessary executive and other personnel for managing the affairs of the Fund, including personnel for the performance of clerical, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other service supplier selected to perform such services); and

     (c) all information and services, other than services of outside counsel or independent auditors, required in connection with the preparation of registration statements and prospectuses including amendments and revisions thereto, all annual, semi-annual periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities.

The services to be provided by the Adviser pursuant to this paragraph (2) include those services described in Attachment A.

(3) Nothing in paragraph (2) above shall require the Adviser to bear or to reimburse the Fund for:

     (a) any of the costs of printing or mailing the items referred to in (2)(c);

     (b) compensation of the directors of the Fund who are not directors, officers or employees of the Adviser;

     (c) registration, filing and other fees in connection with requirements of regulatory authorities;

     (d) the charges and expenses of the custodian appointed by the Fund for custodial services;

     (e) the charges and expenses of the independent accountants retained by the Fund;

     (f) the charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;

     (g) broker's commission and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

     (h) taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;

     (i) the cost of stock certificates, if any, representing shares of the Fund;

     (j) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with regulatory authorities;

     (k) association membership dues;

     (l)	insurance premiums for fidelity and other coverage;

     (m)	expenses of shareholder and directors meetings.

(4) The services of the Adviser to the Fund are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as the services hereunder are not impaired or interfered with thereby.

(5) The Fund shall pay the Adviser as full compensation for all facilities and services furnished hereunder a fee computed separately for each portfolio of the Fund at an annual rate, as follows: .10% of the current value of the net assets of each portfolio; provided, however, that the Adviser agrees to reduce its fee for the period November 9, 2001 through November 8, 2002 by .05% for the S&P 500 Index Fund, S&P MidCap 400 Index Fund, Nasdaq-100 Index Fund, Russell 2000 Small Cap Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, EAFE International Index Fund, Total Social Impact Fund, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Balanced Index Portfolio and Money Market Fund. The Adviser may not revise or cancel these waivers during this one-year period. Furthermore, the Adviser agrees to limit its fee for the Bond Portfolio to the extent that such fee causes the total expense ratio of the portfolio to exceed .75%.

(6)  It is understood that:

     (a) directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders or otherwise;

     (b) directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as directors, officers, stockholders or otherwise;

     (c) the Adviser may be interested in the Fund; and

     (d) the existence of any such interest will not affect the validity hereof or of any transaction hereunder except as otherwise provided in the Articles of Incorporation of the Fund or the Adviser respectively or by specific provision of applicable law.

(7) Neither the Adviser nor any of its directors, officers or employees, nor any persons performing administrative service functions shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of it or his duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the Adviser's duties under this Agreement.

(8) This Agreement shall continue in effect from year to year hereafter, only so long as such continuation is specifically approved, at least annually, by either the board of directors of the Fund or by a vote of the majority of the outstanding voting securities of each portfolio of the Fund. In either event, however, such continuation shall also be approved by a vote of a majority of the directors who are not interested persons of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, cast by them in person at a meeting called for the purpose of voting on such continuation. Notwithstanding the foregoing provisions of this paragraph (8) to the contrary:

     (a) This Agreement may be terminated at any time without the payment of any penalty on 60 days' notice to the Adviser, either by a vote of the board of directors of the Fund or by vote of a majority of the outstanding voting securities of any portfolio of the Fund.

     (b) This Agreement shall immediately terminate in the event of its assignment (as that term is defined in the Investment
     Company Act of 1940, as amended).

     (c) This Agreement may be terminated by the Adviser on sixty days' written notice to the Fund.

(9) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser for this purpose shall be 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

     IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed in duplicate on the date first above written.


Summit Mutual Funds, Inc.     Summit Investment Partners, Inc.



By: _______________________   By: ____________________________
    John F. Labmeier              Steven R. Sutermeister
    Vice President                President

                       Attachment A

              Fund Administrative Services

1)  Management and Supervision of Fund Operations

    a) Provide overall day-to-day Fund administrative management, including coordination of investment advisory, custody, transfer agent, distribution, and accounting and pricing services.
    b) Provide officers for the Fund, if desired.
    c) Assist Fund management in obtaining fidelity bond and directors and officers professional liability insurance coverage.
    d) Prepare and maintain Fund expense projections, and report expense projections and variances to Fund management.
    e) Authorize payment of expenses of the Fund
    f) Assist with the layout and printing of shareholder communications, including prospectuses and financial reports to shareholders.
    g) Act as liaison with the Fund's independent accountants, custodian, outside counsel and the board of directors.

2)  Board of Directors and Shareholders Meetings

    a) Coordinate the scheduling of board of directors' meetings and prepare materials for the meetings, including agendas, minutes and reports, as appropriate.
    b) Attend and participate in board of directors' meetings, as appropriate.
    c) Coordinate and attend shareholder meetings, including preparation of minutes and tabulation of results.

3)  Regulatory and Compliance

    a) Preparation and filing of all federal and state reports, with the assistance of outside counsel as appropriate, including:
    - Post-effective amendments under the Securities Act of 1933 and the Investment Company Act of 1940.
    - Form N-SAR, the semi-annual report for registered investment companies.
    -  Semi-annual and annual financial statements.
    -  Rule 24f-2 notice filing regarding sales of securities.
    -  Rule 17g-1 filing regarding fidelity bond coverage.
    - Ongoing monitoring and filing of state blue sky registrations.
    b) Prepare, file and arrange for the mailing of reports to shareholders, including prospectuses, proxies, financial statements and other reports as required by law.
    c) Maintain all books and records of the Fund as required by federal and state law.
    d) Establish and maintain procedures for compliance with federal and state regulations and establish and implement compliance procedures and controls for the investment advisory operations.
    e) Monitor compliance with the Fund's investment limitations and restrictions, as outlined in the prospectus and statement of additional information.
    f) Supervise and coordinate materials, communications and other matters in connection with compliance examinations of the Fund by the SEC and other regulatory agencies.

                             Exhibit C

                     AMENDMENT AND RESTATEMENT
                                 OF
              INVESTMENT ADVISORY AGREEMENT BETWEEN
SUMMIT MUTUAL FUNDS, INC. AND SUMMIT INVESTMENT PARTNERS, INC.

     THIS IS AN AMENDMENT AND RESTATEMENT of the Investment
Advisory Agreement ("Agreement") dated March 22, 1984 by and between SUMMIT MUTUAL FUNDS, INC. ("Fund") and SUMMIT INVESTMENT
PARTNERS, INC. ("Adviser").

     WHEREAS, on September 26, 2001, the Fund's Board of Directors approved an amendment to the Agreement to 1) eliminate certain administrative responsibilities enumerated in the Agreement and include those responsibilities in a separate administrative services agreement between the Fund and the Adviser, and 2) eliminate the reduction in the investment advisory fees paid by the Everest Fund, Bond Fund, Zenith Portfolio and Bond Portfolio when asset levels grow beyond certain specified asset levels;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree to the following amendment and restatement of the Agreement:

(1) The Fund hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund subject to the control and direction of the board of directors of the Fund, for the period and on the terms herein set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Adviser shall:

     (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies and objectives of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolios or under consideration for inclusion therein;

     (b) conduct a continuous program of investment and evaluation with respect to the composition of the Fund's portfolios, including the placing of orders for purchases and sales; and

     (c) regularly report to the board of directors of the Fund with respect to implementation of the investment objectives and policies of the Fund.

(3) In providing the services and assuming the obligations set forth herein, the Adviser may at its expense employ one or more Sub-Advisers. Reference herein to the Adviser shall include any Sub-Adviser employed by the Adviser. Any agreement between the Adviser and any Sub-Adviser shall be subject to the terms for renewal, termination and amendment as provided herein with respect to the Adviser, and such Sub-Adviser shall at all times be subject to the direction of the board of directors of the Fund and any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority. The procedure required in paragraph (9) must be followed with respect to approval of one or more Sub-Advisers.

(4) (a) The services of the Adviser to the Fund are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as the services hereunder are not impaired or interfered with thereby.

     (b) The Adviser and any persons performing executive, administrative or trading functions for the Fund, whose services are made available to the Fund by the Adviser, are specifically authorized to allocate brokerage and principal business to firms that provide brokerage and economic research services or facilities and to cause the Fund to pay a member of a securities exchange or any other broker or dealer an amount of commission for effecting a securities transaction in excess of the amount another member of an exchange, broker or dealer would have charged for effecting that transaction if the Adviser or such person determines in good faith that such amount of commission is reasonable in relationship to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts as to which the Adviser exercises investment discretion (as the term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

(5) The Fund shall pay the Adviser as full compensation for all facilities and services furnished hereunder a fee computed separately for each portfolio at an annual rate, as set forth in Attachment A. Expense limitations are also set forth in Attachment A.

     Such fee shall be payable at such intervals not more frequently than monthly nor less frequently than quarterly as the board of directors of the Fund may from time to time determine and specify in writing to the Adviser. Such fee shall be calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each valuation day during the period for which such fee is paid.

(6) (a) If, in any calendar quarter, the total of all ordinary business expenses applicable to the Fund should exceed the expense limitations as required by any applicable state or federal law, the Adviser shall pay such excess, unless the Adviser applies for and obtains waivers to remove such expense reimbursement requirements. It is the intention of the Adviser to apply for such waivers. For the purposes of this paragraph, the term "calendar quarter" shall include the portion of any calendar quarter which shall be lapsed at the date of termination of this Agreement and the expense limitation shall be that part of the rate proportional to that proportion of a full calendar quarter lapsed.

     (b) The Adviser reserves the right to waive all or part of its fee.

(7)  It is understood that:

     (a) directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders or otherwise;

     (b) directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as directors, officers, stockholders or otherwise;

     (c) the Adviser may be interested in the Fund; and

     (d) the existence of any such interest will not affect the validity hereof or of any transaction hereunder except as otherwise provided in the Articles of Incorporation of the Fund or the Adviser respectively or by specific provision of applicable law.

(8) Neither the Adviser nor any of its directors, officers or employees, nor any persons performing executive, administrative or trading functions shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of it or his duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the Adviser's duties under this Agreement. Without limiting the generalities of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Fund under state or federal law solely by reason of having caused the Fund to pay a member of any securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the commissions another member of a securities exchange or another securities broker or dealer would have charged for effecting that transaction if the Adviser or such other persons determined in good faith that such amount of commission was reasonable in relationship to the value of the brokerage and research provided by such member, broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to any account to which the Adviser exercises investment discretion, as provided for in Section 28(e) of the Securities Exchange Act of 1934.

(9) This Agreement shall continue in effect from year to year hereafter, only so long as such continuation is specifically approved, at least annually, by either the board of directors of the Fund or by a vote of the majority of the outstanding voting securities of each portfolio of the Fund. In either event, however, such continuation shall also be approved by a vote of a majority of the directors who are not interested persons of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, cast by them in person at a meeting called for the purpose of voting on such continuation. Notwithstanding the foregoing provisions of this paragraph (9) to the contrary:

     (a) This Agreement may be terminated at any time without the payment of any penalty on 60 days' notice to the Adviser, either by a vote of the board of directors of the Fund or by vote of a majority of the outstanding voting securities of any portfolio of the Fund.

     (b) This Agreement shall immediately terminate in the event of its assignment (as that term is defined in the Investment
     Company Act of 1940, as amended).

     (c) This Agreement may be terminated by the Adviser on sixty days' written notice to the Fund.

(10) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser for this purpose shall be 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

     IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed in duplicate on the date first above written.

Summit Mutual Funds, Inc.     Summit Investment Partners, Inc.


By: ________________________  By: ___________________________
    John F. Labmeier              Steven R. Sutermeister
    Vice President                President

                          Attachment A

                 Investment Advisory Agreement
                             between
                 Summit Mutual Funds, Inc. and
                Summit Investment Partners, Inc.


ADVISORY FEE
The Fund shall pay the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each portfolio on a daily basis, at an annual rate, as follows:


Portolio                     Advisory Fee
SUMMIT APEX SERIES

S&P 500 Index Fund           .30% of the current value of the net assets

S&P MidCap 400 Index
Fund                          .30% of the current value of the net assets.

Russell 2000 Small Cap
Index Fund                    .35% of the current value of the net assets.

Nasdaq-100 Index Fund         .35% of the current value of the net assets.

EAFE International Index
Fund                          .56% of the current value of the net assets.

Total Social Impact Fund      .45% of the current value of the net assets.

Balanced Index Fund           .30% of the current value of the net assets.

Lehman Aggregate Bond
Index Fund                    .30% of the current value of the net assets.

Everest Fund                  .64% of the current value of the net assets.

Bond Fund                     .47% of the current value of the net assets.

Short-term Government
Fund                          .45% of the current value of the net assets.

Money Market Fund             .35% of the current value of the net assets.

High Yield Bond Fund          .65% of the current value of the net assets.

Emerging Markets Bond
Fund                          .75% of the current value of the net assets.

SUMMIT PINNACLE SERIES

S&P 500 Index Portfolio       .30% of the current value of the net assets.

S&P MidCap 400 Portfolio      .30% of the current value of the net assets.

Russell 2000 Small Cap
Index Portfolio               .35% of the current value of the net assets.

Nasdaq-100 Index
Portfolio                     .35% of the current value of the net assets.

Balanced Index Portfolio      .30% of the current value of the net assets.

Zenith Portfolio              .64% of the current value of the net assets.

Bond Portfolio                .47% of the current value of the net assets.



EXPENSE LIMITATIONS
The Adviser will also pay any expenses of the Money Market Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .10% of that Fund's net assets.
The Adviser will also pay any expenses of the Short-term Government Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .28% of that Fund's net assets.

The Adviser will pay any expenses of the S&P 500 Index Fund, S&P MidCap 400 Index Fund, Balanced Index Fund, Nasdaq-100 Index Fund, Lehman Aggregate Bond Index Fund, Total Social Impact Fund, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Nasdaq-100 Index Portfolio, and Balanced Index Portfolio, other than the advisory fee for that Fund, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund and Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Fund, to the extent that such expenses exceed .40% of that Fund's net assets. The Adviser will also pay any expenses of the EAFE International Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .69% of that Fund's net assets.

                                                      SUMMIT MUTUAL FUNDS, INC.
FUND NAME PRINTS HERE            PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                              November 9, 2001

This proxy is being solicited on behalf of the Board of Directors of Summit Mutual Funds, Inc. ("Company") and relates to the proposals in the accompanying Notice of Meeting and Proxy Statement, the receipt of which the undersigned acknowledges. The undersigned hereby appoints as proxies Thomas G. Knipper, John F. Labmeier and John M. Lucas, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Company at the Special Meeting of Shareholders to be held at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202, on Friday,
November 9, 2001 at 8:30 a.m., Eastern time, and any adjournment thereof ("Meeting"), with all of the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all nominees for Director and all listed proposals relating to the Company and the Funds, with discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

                                           Dated: _________________, 2001
                                        Please date, sign and return promptly.
                                      ________________________________________
                                     |                                        |
                                     |                                        |
                                     |                                        |
                                     |________________________________________|

                                                   Signature(s)
                                     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. We ask your cooperation in returning your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate person(s) as indicated in the voting instructions on the proxy card, they will not be voted.


(SUMMIT)

(reverse side of card)

                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
                                       PLEASE DO NOT USE FINE POINT PENS.   [X}
                 (The Board of Directors recommends a vote FOR)

1) TO ELECT DIRECTORS OF SUMMIT MUTUAL FUNDS, INC. to serve until their       FOR all nominees   WITHHOLD
   successors are elected and qualified.                                      listed (except as  authority to vote
   (01) George M. Callard, M.D., (02) Theodore H. Emmerich,                   marked to the      for all nominees
   (03) Yvonne L. Gray, (04) Charles W. McMahon,                              contrary at left)  listed at left
   (05) Jean Patrice Harrington, S.C. (06) David C. Phillips,
   (07) Harry Rossi, (08) Mary W. Sullivan, (09) Steven R. Sutermeister
(INSTRUCTION: To withhold authority to vote for any individual nominee(s),          [ ]               [ ]
write the nominee(s) number(s) on the line below.
_________________________________________________________________________
                                                                                    FOR      AGAINST    ABSTAIN
2) To ratify the appointment of the firm Deloitte & Touche LLP as independent       [ ]        [ ]        [ ]
   accountants for the Company's current fiscal year

3) To approve an amendment to the Company's Articles of Incorporation to permit     [ ]        [ ]        [ ]
   the Board to effect stock splits or reverse stock splits for all of the Funds and Portfolios that could affect relative voting power of shares in matters requiring a Company-wide vote

4) To approve an amendment to the Investment Advisory Agreement that eliminates     [ ]        [ ]        [ ]
   certain administrative responsibilities enumerated in the Investment
   Advisory Agreement for all of the Funds and Portfolios and to incorporate them into a separate Administrative Services Agreement between the Funds and
   Portfolios and the Adviser

FOR EVEREST AND BOND FUNDS AND ZENITH AND BOND PORTFOLIOS only:

5) To approve an amendment to the Investment Advisory Agreement to eliminate        [ ]        [ ]        [ ]
   breakpoints in the investment advisory fee schedule

ALL FUNDS AND PORTFOLIOS EXCEPT MONEY MARKET FUND:

6) To approve an amendment to the fundamental investment restriction to permit      [ ]        [ ]        [ ]
   each of the Funds and Portfolios to engage in securities lending up to
   33 and 1/3 percent of the value of its assets

FOR S&P 500 INDEX PORTFOLIO, S&P MIDCAP 400 INDEX PORTFOLIO,
BALANCED INDEX PORTFOLIO, ZENITH PORTFOLIO AND BOND PORTFOLIO only:

7) To approve an amendment to the fundamental investment restrictions to permit     [ ]        [ ]        [ ]
   each of the Portfolios to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it

FOR HIGH YIELD BOND FUND only:

8) To approve an amendment to the fundamental investment restrictions of the        [ ]        [ ]        [ ]
   High Yield Bond Fund to change its status from diversified to non-diversified



(SUMMIT)

PORTFOLIO NAME PRINTS HERE             VOTING INSTRUCTION FORM FOR THE SPECIAL
INSURANCE COMPANY NAME PRINTS HERE    MEETING OF SHAREHOLDERS November 9, 2001

At the Special Meeting of shareholders of Summit Mutual Funds, Inc. ("Company") scheduled to be held on Friday, November 9, 2001, at 8:30 a.m., Eastern Time ("Meeting"), and at any adjournments thereof, the undersigned, revoking previous proxies, hereby instructs the above-referenced Insurance Company to vote all shares of the above-referenced Portfolio that are held under the undersigned's variable contract. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the accompanying Notice of the Meeting and the Proxy
Statement is hereby acknowledged.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all nominees for Director and all listed proposals relating to the Company and Portfolios, with discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important. Please sign and date this proxy below and return it promptly in the enclosed envelope. This proxy is being solicited by the Board of Directors of the Company.

                                            Dated: _________________, 2001
                                        Please date, sign and return promptly.
                                      ________________________________________
                                     |                                        |
                                     |                                        |
                                     |                                        |
                                     |________________________________________|

                                                   Signature(s)
                                     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. We ask your cooperation in returning your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate person(s) as indicated in the voting instructions on the proxy card, they will not be voted.


(Pinnacle)

(reverse side of card)

                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
                                       PLEASE DO NOT USE FINE POINT PENS.   [X}
                 (The Board of Directors recommends a vote FOR)

1) TO ELECT DIRECTORS OF SUMMIT MUTUAL FUNDS, INC. to serve until their      FOR all nominees   WITHHOLD
   successors are elected and qualified.                                     listed (except as  authority to vote
   (01) George M. Callard, M.D., (02) Theodore H. Emmerich,                  marked to the      for all nominees
   (03) Yvonne L. Gray, (04) Charles W. McMahon,                             contrary at left)  listed at left
   (05) Jean Patrice Harrington, S.C. (06) David C. Phillips,
   (07) Harry Rossi, (08) Mary W. Sullivan, (09) Steven R. Sutermeister
(INSTRUCTION: To withhold authority to vote for any individual nominee(s),          [ ]               [ ]
write the nominee(s) number(s) on the line below.
____________________________________________________________________________
                                                                                    FOR      AGAINST    ABSTAIN
<s>                                                                                 <c>        <c>        <c
2) To ratify the appointment of the firm Deloitte & Touche LLP as independent       [ ]        [ ]        [ ]
   accountants for the Company's current fiscal year

3) To approve an amendment to the Company's Articles of Incorporation to permit     [ ]        [ ]        [ ]
   the Board to effect stock splits or reverse stock splits for all of the
   Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote

4) To approve an amendment to the Investment Advisory Agreement that eliminates     [ ]        [ ]        [ ]
   certain administrative responsibilities enumerated in the Investment
   Advisory Agreement for all of the Portfolios and to incorporate them into a separate Administrative Services Agreement between the Portfolios and the
   Adviser

FOR ZENITH PORTFOLIO AND BOND PORTFOLIO only:

5) To approve an amendment to the Investment Advisory Agreement to eliminate        [ ]        [ ]        [ ]
   breakpoints in the investment advisory fee schedule

FOR ALL PORTFOLIOS:

6) To approve an amendment to the fundamental investment restriction to permit      [ ]        [ ]        [ ]
   each of the Portfolios to engage in securities lending up to 33 and 1/3 percent of the value of its assets

FOR S&P 500 INDEX PORTFOLIO, S&P  MIDCAP 400 INDEX PORTFOLIO,
BALANCED INDEX PORTFOLIO, ZENITH  PORTFOLIO AND BOND PORTFOLIO only:

7) To approve an amendment to the fundamental investment restrictions to permit     [ ]        [ ]        [ ]
   each of the Portfolios to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it


(PINNACLE)